                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           February 26, 2001
                                                 ---------------------------


                           VION PHARMACEUTICALS, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                        0-26534                 13-3671221
------------------------------     -------------          -------------------
(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)          Identification No.)



     4 Science Park, New Haven, CT                               06511
----------------------------------------                      ------------
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:       (203) 498-4210
                                                     -------------------


                                 Not Applicable
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         On February 26, 2001, Vion Pharmaceuticals Inc. (the "Company") issued the press release filed herewith as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

         Exhibit 99.1 Press Release dated February 26, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VION PHARMACEUTICALS, INC.


Date: February 26, 2001             By:   /s/ Alan Kessman
                                        ----------------------------------------
                                    Name:  Alan Kessman
                                    Title: President and Chief Executive Officer

                                  EXHIBIT INDEX

         99.1     Press release dated February 26, 2001.






                            STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as......................'r'